UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2022

STRATA Skin Sciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-51481
(Commission File Number)

Delaware	13-3986004
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5 Walnut Grove Drive, Suite 140
Horsham, Pennsylvania 19044
(Address of principal executive offices, including zip code)

(215) 619-3200
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.          Regulation FD Disclosure.

On May 16, 2022, Strata Skin Sciences (the “Company”) announced the appointment of Michael Goodman as Head of International Sales. Mr. Goodman’s experience in international sales includes his position as Associate Director of International Sales for Obagi Medical Products where he led, reset and supported a network of global distribution partners. Most recently, he was a U.S. regional sales director for Pulse Biosciences, advancing commercialization efforts and strategic direction. Earlier, Mr. Goodman founded MG Consulting Group, advising on industry, sales training, and product expertise to organizational leadership in the medical device industry. His career also includes various International and domestic sales and marketing positions with Syneron-Candela and for more than a decade, with Sound Surgical Technologies, which was subsequently acquired by Solta Medical. Upon Solta Medical’s acquisition by Valeant Pharmaceuticals, he led the international surgical specialties and global distribution channels for Valeant.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits:

99.1          Press release, dated May 16, 2022.

104          Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: May 16, 2022	By:	/s/ Christopher Lesovitz
Christopher Lesovitz
Chief Financial Officer